Exhibit 99.1 April 2024 cbbank.com

Forward Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions; changes in laws or the regulatory environment, including trade, monetary and fiscal policies and laws; inflation or deflation, interest rate, market and monetary fluctuations; possible changes in our levels of capital or liquidity or our access to government or private lending facilities; possible credit related impairments, goodwill impairments or declines in the fair value of our loans and securities; the effect of acquisitions we have made or may make; changes in the competitive environment, including technological changes; changes in the commercial and residential real estate markets; changes in customer preferences, borrowing and savings habits; geopolitical conditions, threats of terrorism or military action, catastrophic events or natural disasters such as earthquakes, droughts, pandemics, climate change and extreme weather; fraud and cybersecurity threats; and ongoing or unanticipated legal or regulatory proceedings or outcomes. These factors also include those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements that the Company or its management may make from time to time. These forward-looking statements speak solely as of the date they are made and are based only on information then actually known to the Company’s executives who are making the associated statements. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures—Certain financial information provided in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These measures may or may not be comparable to similarly titled measures used by other companies. cbbank.com 2

CVB Financial Corp. (CVBF) ▪ Total Assets: $16.5 Billion ▪ Gross Loans: $ 8.8 Billion ▪ Total Deposits (Including Repos): $12.2 Billion ▪ Total Equity: $ 2.1 Billion ➢ Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974. 3 cbbank.com

Bank Accomplishments & Ratings ➢ 188 Consecutive Quarters of Profitability ➢ 138 Consecutive Quarters of Cash Dividends ➢ Forbes, Best Banks in America (2016 – 2024) ➢ Ranked #1 Forbes, Best Banks in America (2016, 2020, 2021, 2023) ➢ Ranked in S&P Global Market Intelligence’s Top 50 2024 Public Banks ➢ BauerFinancial Report ▪ Five Star Superior Rating ❖ 56 Consecutive Quarters ➢ Fitch Rating ▪ BBB+ (April 2024) ➢ One of the 10 largest bank holding companies in CA As of 4/19/2024 CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 12/31/2023 4 cbbank.com

62 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust cbbank.com

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners. cbbank.com 6

Target Customer The best privately-held and/or family-owned businesses throughout California ▪ Annual revenues of $1-300 million ▪ Top 25% in their respective industry ▪ Full relationship banking ▪ Build long-term relationships cbbank.com 7

Three Areas of Growth DeNovo Acquisitions San Diego (2014) American Security Bank (2014) Oxnard (2015) County Commerce Bank (2016) Santa Barbara (2015) Valley Business Bank (2017) San Diego (2017) Community Bank (2018) Stockton (2018) Suncrest Bank (2022) Modesto (2020) cbbank.com 8

Relationship Banking Model



Customer
Relationship Manager (Bank)
Marketing
Credit Management Division
Agribusiness
Asset Based Lending
Construction Lending
Government Services
Treasury Management
Specialty Banking
Bankcard/ Processing
International Services
Citizens Equipment Financing
CitizensTrust/ Wealth Management
SBA
Real Estate
Dairy & Livestock
Citizens Home Lending

cbbank.com

9

Acquisition Strategy Banks: ➢ Target size: $1 billion to $10 billion in assets ➢ Financial & Strategic ➢ In-market and/or adjacent geographic market (California) Banking Teams: ➢ In-market ➢ New markets cbbank.com 10

CVBF Balance Sheet Profile March 31, 2024 Deposits & Securities Assets Loans Repos Funding Cash D&L & Agri Repos 6% Time 4% 2% Others Muni Other Borrowings 6% 8% 9% 9% 14% Agency C&I 11% 11% Loans $14.2B Securities $5.3B MBS $8.8B $12.2B $16.5B 53% 32% CMO 58% 22% CRE 77% Total Deposits & Non-maturity Repos 92% 86% Capital Ratios as of March 31, 2024 TCE Tier 1 Leverage CET1 Tier 1 RBC Total RBC 8.5% 10.5% 14.9% 14.9% 15.8% cbbank.com 11

Q1 2024 Financial Highlights • ROATCE = 15.13% Profitability • ROAA = 1.21% • Efficiency Ratio = 47.22% • Q1’24 Net Income = $48.6 million / EPS = $0.35 • FDIC special assessment (add’l in Q1’24) = $2.3 million or ($.01) EPS Income Statement • Cost of funds increased sequentially from 1.09% to 1.31% • NIM decreased sequentially from 3.26% to 3.10% • Total quarter end deposits increased sequentially by $461 million • Loans at quarter end declined by $134 million from the end of 2023 Balance Sheet • Total average deposits decreased sequentially by $517 million • Noninterest deposits > 60% of Total Deposits on average in Q1’24 • Q1 Net charge-offs = $4.0 million • NPA/TA = 0.09% (NPA = $14 million) Asset Quality • Classified loans = $103 million or 1.18% of total loans • ACL = $83 million or 0.94% of gross loans • CET1 Ratio = 14.9% Capital • Total Risk-Based Ratio = 15.8% • Tangible Common Equity Ratio = 8.3% cbbank.com 12

Selected Ratios 2021 2022 2023 Q1’23 Q4’23 Q1’24 ROATCE 15.93% 18.85% 18.48% 20.59% 16.21% 15.13% NIM 2.97% 3.30% 3.31% 3.45% 3.26% 3.10% Cost of Deposits 0.04% 0.05% 0.41% 0.17% 0.62% 0.74% Performance Cost of Funds 0.05% 0.06% 0.83% 0.49% 1.09% 1. 31% Efficiency Ratio* 41.09% 38.98% 42.00% 39.50% 40.98% 45.41% NIE % Avg. Assets* 1.24% 1.28% 1.41% 1.36% 1.39% 1.43% NPA % Total Assets 0.04% 0.03% 0.13% 0.04% 0.13% 0.09% Credit Quality Net Charge-Offs 0.04% (0.01%) 0.00% 0.00% 0.00% 0.05% (Recoveries) to Avg. Loans CET1 Ratio 14.9% 13.5% 14.6% 13.8% 14.6% 14.9% Capital Total Risk-Based Capital 15.6% 14.4% 15.5% 14.6% 15.5% 15.8% Ratio cbbank.com 13 • Excludes FDIC special assessment of $2.3mm and $9.2mm for Q1’24 and Q4’23, respectively.

Selected Highlights Q1’23 Q4’23 Q1’24 ($ in Thousands) Net Interest Income $ 125,728 $ 119,356 $ 112,461 Noninterest Income 13,202 19,163 14,113 Noninterest Expense, excluding 52,809 54,637 55,326 Regulatory Assessments Regulatory Assessments 2,072 11,293 4,445 Total Noninterest Expense 54,881 65,930 59,771 Income Statement PTPP 84,049 72,589 66,803 Provision for (Recapture of) Credit 1,500 (2,000) - Losses Earnings before Income Taxes 82,549 74,589 66,803 Net Income $ 59,270 $ 48,508 $ 48,599 Basic earnings per common share $0.42 $0.35 $0.35 Diluted earnings per common share $0.42 $0.35 $0.35 cbbank.com 14

Selected Highlights Q1’23 Q4’23 Q1’24 ($ in Thousands) Average Cash & Cash Equivalents $ 212,079 $ 593,110 $ 595,470 Average Loans 8,963,323 8,856,654 8,824,579 Average Total Securities 5,762,728 5,328,208 5,357,708 Average Average Noninterest-bearing Deposits 8,092,704 7,450,856 7,182,718 Balance Average Total Deposits & Customer Sheet 13,264,705 12,455,330 11,946,125 Repurchase Agreements Average Borrowings 971,701 1,585,272 1,991,978 Loan-to-deposit 70.50% 72.87% 75.83% Noninterest-bearing deposits/Total Deposits 63.65% 61.30% 61.72% cbbank.com 15

Pretax-Pre Provision Income ($ in Millions) 2.09% 1.99% 1.91% 1.78% 1.66% $84.0 $82.6 $78.2 $66.8 $72.6 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 PTPP income (Non -GAAP*) PTPP ROAA (Non-GAAP*) * We use certain non-GAAP financial measures to provide supplemental information regarding our performance. cbbank.com 16 Excluding $9.2 million FDIC special assessment, Q4’23 PTPP income of $81.8mm and PTPP ROAA of 2.01%.

Return on Average Assets CVBF KRX 1.9% 1.8% 1.8% 1.8% 1.8% 1.7% 1.6% 1.5% 1.5% 1.5% 1.5% 1.4% 1.4% 1.4% 1.4% 1.4% 1.3% 1.3% 1.3% 1.3% 1.2% 1.2% 1.2% 1.4% 1.4% 1.4% 1.4% 1.4% 1.3% 1.3% 1.3% 1.0% 1.3% 1.3% 1.3% 1.3% 1.2% 1.1% 1.1% 1.1% 1.1% 1.1% 1.0% 0.9% 0.7% 0.6% Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 -0.4% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 17

Dividends – 138 Consecutive Quarters 138 Consecutive Quarters $0.80 $0.80 $0.77 More than 30 years of cash $0.72 $0.72 $0.72 dividends since 1989 $0.56 $0.54 57.38% $0.48 $0.48 12/31/2015 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022 12/31/2023 3/31/2024 (ann.) Dividends per Share Dividend Payout Ratio cbbank.com 18 • Dividend payout ratio calculated on per share basis. Annualized based on YTD dividends/YTD net earnings ANNUALIZED*

Earnings Per Share 188 Consecutive Quarters of $1.67 $1.59 $1.56 Profitability since 1977 $1.48 $1.40 $1.30 $1.24 $0.95 $0.94 $0.93 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 cbbank.com 19 • Annualized based on Q1’24 EPS. ANNUALIZED*

Strong Capital Ratios CVBF CET1 % KRX Avg CET1 % Regulatory Min. 14.9% 14.6% 14.4% 14.1% 13.8% 13.6% 13.6% 13.4% 13.5% 12.2% 12.1% 12.2% 11.8% 11.9% 11.8% 11.8% 11.7% 7.0% 7.0% 7.0% 7.0% 7.0% 7.0% 7.0% 7.0% 7.0% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Capital Ratios 15.8% 14.9% 14.9% As of Q1 2024 5.3% 10.5% 6.4% $581mm 7.9% $877mm $711mm 6.5% $1B 10.5% 8.5% 7.0% 4.0% T1 Leverage CET1 T1 RBC Total RBC Regulatory Minimum + Capital Conservation Buffer Excess Capital * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks) cbbank.com 20

CET1 Ratio Trend (%) 17.1% CVBF KRX 15.1% Community 14.9% 14.9% 14.9% 14.9% 14.8% 14.8% Bank Q3’18 14.6% Suncrest 14.6% 14.6% 14.5% 14.4% Q1’22 14.3% 14.1% 14.1% 13.8% 13.8% 13.6% 13.6% 13.5% 13.4% 13.0% 12.9% 12.8% 12.8% 12.8% 12.5% 12.5% 12.2% 12.2% 12.1% 12.1% 12.1% 12.0% 12.0% 12.0% 12.0% 12.0% 12.0% 11.9% 11.9% 11.8% 11.8% 11.8% 11.7% 11.7% Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 21

TCE Ratio Trend (%) CVBF KRX 12.2% 12.1% 11.8% 11.7% 11.3% 11.1% 10.5% 10.2% 9.8% 9.6% 9.6% 9.4% 9.2% 9.2% 9.7% 9.7% 8.9% 9.6% 9.4% 9.3% 8.5% 9.2% 9.2% 9.1% 8.3% 9.0% 8.9% 8.8% 8.8% 8.7% 8.7% 8.6% 7.8% 7.8% 7.7% 7.7% 7.5% 7.4% 8.1% 7.9% 7.0% 7.5% 7.5% 7.5% 7.5% 7.4% 7.1% Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 22

Loan Composition Q1 2023 Q1 2024 CRE OO CRE OO 28% 28% C&I C&I 11% Total CRE Total CRE 10% 78% 77% D&L and Agribus. D&L and Agribus. 3% 4% Other Other 9% 8% CRE NOO CRE NOO 50% 49% cbbank.com 23

Loan Trends – Quarterly Averages

($ in Millions)


CRE
$7,112
$7,080
$6,997
$6,939
$6,888
3% decline
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024


C&I
$960
$1,001
$989
$1,000
$1,014
6% growth
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024


D&L and Agribus.
$321
$314
$354
$400
$371
15% growth
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024


Other
$970
$927
$921
$912
$911
6% decline
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024

cbbank.com
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Line Utilization Trends



41%
46%
50%
51%
46%
48%
45%
53%
81%
69%
78%
68%
80%
75%
26%
29%
31%
33%
28%
29%
28%
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Total
D&L
C&I

cbbank.com

25

ACL Nine Quarter Trend ($ in Millions) 1.00% $3.4 $1.5 $1.5 $1.0 $5.9 $0.0 $1.1 $85.5 $85.6 $85.0 $84.1 $82.8 $6.4 $81.5 $80.9 $7.2 $73.8 0.89% $68.9 Specific Reserve Performing Loans Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 cbbank.com 26

Classified Loan Trend ($ in Millions) $103.08 $102.20 $3.97 $3.57 $92.25 $2.56 $2.52 $4.95 $3.30 $3.34 $2.74 $5.20 $77.83 Other* $2.11 $66.98 SFR mortgage $12.94 $46.81 $47.48 $1.77 $34.63 $6.87 $5.99 SBA $10.37 $17.34 Dairy & livestock and agribusiness $16.58 Commercial and industrial CRE - Non-owner $45.17 $43.26 $42.10 occupied $38.10 $29.12 CRE - Owner occupied Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 *Other includes other loan segments that are not listed above, including Consumer and other loans. cbbank.com 27

Economic Forecast – GDP Real GDP Growth 3.50 3.00 2.50 2.00 1.50 1.00 0.50 - (0.50) (1.00) (1.50) 2023/12/31 Forecast 2024/03/31 Forecast cbbank.com 28

Economic Forecast – Unemployment Unemployment Rate 6.50 6.00 5.50 5.00 4.50 4.00 3.50 3.00 2023/12/31 Forecast 2024/03/31 Forecast cbbank.com 29

Economic Forecast – CRE Price CRE Price Index Growth 15.00 10.00 5.00 - (5.00) (10.00) (15.00) 2023/12/31 Forecast 2024/03/31 Forecast cbbank.com 30

Net Charge-Offs / Average Loans (%) CVBF KRX 0.08% 0.06% 0.06% 0.06% 0.05% 0.05% 0.05% 0.05% 0.05% 0.04% 0.04% 0.04% 0.04% 0.04% 0.04% 0.03% 0.03% 0.03% 0.03% 0.03% 0.02% 0.02% 0.02% 0.01% 0.01% 0.01% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% -0.01% -0.01% -0.01% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 31

NPA / Average Assets (%) CVBF KRX 0.61% 0.56% 0.51% 0.51% 0.51% 0.49% 0.49% 0.47% 0.47% 0.45% 0.45% 0.42% 0.37% 0.33% 0.33% 0.31% 0.30% 0.30% 0.29% 0.28% 0.28% 0.28% 0.27% 0.18% 0.17% 0.17% 0.14% 0.13% 0.13% 0.12% 0.12% 0.12% 0.10% 0.10% 0.09% 0.09% 0.09% 0.08% 0.08% 0.06% 0.06% 0.06% 0.05% 0.04% 0.04% 0.04% 0.03% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 32

Classified Loans / Total Loans (%) CVBF KRX 2.1% 2.1% 2.0% 1.9% 1.8% 1.7% 1.6% 1.6% 1.6% 1.6% 1.5% 1.5% 1.5% 1.5% 1.5% 1.5% 1.4% 1.4% 1.4% 1.3% 1.2% 1.2% 1.2% 1.2% 1.2% 1.1% 1.0% 1.0% 1.0% 0.9% 0.9% 0.9% 0.9% 0.9% 0.8% 0.8% 0.8% 0.7% 0.7% 0.7% 0.7% 0.7% 0.7% 0.7% 0.6% 0.6% 0.6% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 33

Commercial Real Estate Loans Collateral Type Owner/Non-Owner Occupied Other RE Rental Non- Medical and Leasing Farmland Owner 5% 3% 7% 64% Industrial Other 34% 9% Multi- Family 12% Owner Retail Office 36% 14% 16% cbbank.com 34

CRE by Collateral Origination Year Balance % of Avg. Size Classified Collateral LTV at 2018 or ($ in Owner ($ in ($ in 2024 2023 2022 2021 2020 2019 Type Origination earlier Millions) Occupied Millions) Millions) Industrial $ 2,258 49% 50% $ 1.62 $ 15.29 1% 9% 20% 19% 11% 7% 33% 1,100 25% 55% 1.70 - 0% 4% 23% 15% 17% 9% 32% Office Retail 929 11% 48% 1.69 21.78 0% 5% 23% 19% 13% 7% 33% Multi- 835 0% 49% 1.59 14.37 1% 9% 21% 19% 18% 11% 21% Family Other 582 54% 47% 1.51 11.33 2% 7% 13% 19% 11% 12% 36% Farmland 498 99% 45% 1.50 27.25 1% 6% 21% 14% 21% 10% 27% 307 33% 58% 1.48 0.04 3% 3% 11% 16% 14% 6% 47% Medical Other RE Rental & 212 9% 49% 2.02 - 1% 14% 21% 14% 7% 5% 38% Leasing $ 6,721 36% 50% $ 1.62 $ 90.06 1% 7% 20% 18% 14% 8% 32% Total cbbank.com 35

CRE Office by Loan Amount Balance Rate Resets Next % of Maturing Next 24 Avg. Balance Classified Balance Loan Amount 24 Months ($ in Millions) ($ in Millions) Owner Occupied ($ in Millions) months ($ in Millions) ($ in Millions) Greater than $20M $ 23 0% $ 23 $ 0 $ 0 $ 0 $10M to $20M 102 30% 15 0 0 13 $5M to $10M 296 14% 7 0 44 46 $1M to $5M 529 26% 2 0 82 62 Less than $1M 0 150 42% 0 22 11 Total $ 1,100 $ 148 $ 132 $280mm (or 25%) of CRE office loans mature or reprice in the next 24 months. cbbank.com 36

CRE Office Loans by Major MSA San Francisco County • Total Balance of $323,000 (1 loan) Los Angeles County • Total Balance of $402mm (199 loans) San Diego County • Total Balance of $90mm (24 loans) Note: Only shows the office loans that are in the major MSA. cbbank.com 37

Greater LA Business Density Distribution % of Market Description $ Loan LTV at Avg. Owner Classified Origination ($ in Thousands) Balance Loan Size Occupied West LA (HBD) $ 95,518 16% 51% $ 4,776 $ 0 Other West LA 63,137 22% 53% 2,037 0 North LA (HBD) 46,257 8% 47% 1,492 0 Other North LA 40,635 14% 45% 1,311 0 Downtown LA (HBD) 554 100% 6% 554 0 Note: Darker Shaded areas represent higher density of businesses within each submarket (HBD) Other Central LA 41,484 28% 48% 2,183 0 • West LA includes Santa Monica and Century City • Central LA includes Downtown LA Other LA 114,789 37% 48% 1,739 0 • North LA includes Pasadena and Burbank • Other LA (includes remaining areas of LA) Total $ 402,374 23% 48% $ 2,022 $ 0 cbbank.com 38

Greater SD Business Density Distribution % of Area $ Loan LTV at Owner Avg. Size Classified Balance Origination ($ in thousands) Occupied Downtown SD (HBD) $ 3,775 41% 54% $ 1,258 $ 0 Other SD 86,540 0% 53% 4,121 0 • Darker shaded areas represent Higher Business Density (HBD) Total $ 90,315 2% 53% $ 3,763 $ 0 cbbank.com 39

Greater SF Business Density Distribution % of Area $ Loan LTV at Owner Avg. Size Classified ($ in thousands) Balance Origination Occupied Downtown SF (HBD) $ 323 0% 3% $ 323 $ 0 0 0% 0% 0 0 Other SF • Darker shaded areas represent Higher Business Density (HBD) Total $ 323 0% 3% $ 323 $ 0 cbbank.com 40

C&I by Industry % of Balance Manufacturing: C&I Wholesale Trade: 9% Industry ($ in Millions) 12% Total Real Estate Rental and Leasing $ 216 22% Manufacturing 115 12% Construction: 8% Wholesale Trade 83 9% Real Estate Rental and Leasing: 22% Construction 81 8% Arts, Entertainment, and Recreation 74 8% Arts, Entertainment, Administrative and Support and and Recreation: Waste Management and 68 7% 8% Remediation Services Professional, Scientific, and Technical Other: 20% 55 6% Services Administrative and Support and Waste Transportation and Warehousing 41 4% Management and Remediation Services: 7% Health Care and Social Assistance 39 4% 191 20% Other Professional, Scientific, Total $ 963 100% and Technical Services: 6% Health Care and Social Transportation and Assistance: 4% Warehousing: 4% cbbank.com 41

Total Deposits & Customer Repos March 31, 2024 December 31, 2023 Total Deposits & Customer Repos Total Deposits & Customer Repos Time Time 6.0% 3% Repos Repos 2% 2% Non-maturity Non-maturity Interest-bearing Interest-bearing Noninterest-bearing 33% 34% Noninterest-bearing 58% 62% Cost of Interest-Bearing Deposits and Repos December 2023 March 2024 1.60% 1.95% cbbank.com 42

Diverse Deposit Base Consumer 26% Construction 7% Finance and Insurance 6% Public Administration 6% Other 13% Title 1% Other Real Estate Agriculture, Forestry, Rental and Leasing Fishing and Hunting 6% 2% Transportation and Manufacturing Warehousing 6% 2% Retail Trade Educational 2% Services Property Management 2% 5% Professional, Scientific, and Wholesale Trade Health Care and Escrow Technical Services 3% 3% Social Assistance 4% 3% *Other Industries include various industries that represent less than 2%. cbbank.com 43

Business vs Consumer Deposits Q1 2022 Q1 2024 Non- Non- Analyzed Analyzed Business Business Accounts Accounts Consumer Consumer 35% 35% 25% 26% Analyzed Analyzed Business Business Accounts Accounts 39% 40% cbbank.com 44

Deposit Relationship Tenure Q1 2022 Q4 2023 Q1 2024 Over 10 Over 10 Years Years Over 10 45% 44% Years 3 to 10 42% Years 3 to 10 34% Years 3 to 10 32% Years 32% Less than 3 Less than 3 Less than 3 Years Years Years 24% 23% 24% >76% of our customer deposit relationships have banked with CBB for 3 years or more cbbank.com 45

Brokered Deposits / Total Deposits (%) CVBF KRX 6.56% 6.11% 5.56% 4.99% 4.64% 4.63% 4.58% 4.47% 4.43% 4.38% 4.31% 4.10% 3.98% 3.73% 3.43% 3.37% 2.89% 2.76% 2.52% 2.34% 2.21% 2.20% 2.11% 1.94% 1.09% 0.76% 0.76% 0.74% 0.74% 0.75% 0.72% 0.60% 0.59% 0.27% 0.27% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 46

Cost of Deposits 6.00% 5.50% CVBF KRX Fed Funds Rate 5.00% For the Last 5 Years CVBF Ranked Current rate cycle to date*: Among the 5 Lowest Cost of Deposits CVBF deposit beta =14.2% 4.00% of the 50 Banks in the KRX Index 3.00% 2.50% 2.08% 2.00% 0.74% 0.62% 1.00% 0.74% 0.35% 0.50% 0.25% 0.21% 0.05% 0.00% Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2019 2020 2021 2022 2023 2024 *Measured as the growth in deposits costs from Q1 2022 through Q4 2023 as a function of growth in the Federal Funds Rate. Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks) cbbank.com 47

Cost of Deposits: Monthly Trends CVBF Cost of Deposit Detail Cost of Time Deposits 2.89% CVBF Cost of Deposits Cost of Non-Maturity Deposits 2.28% 2.22% vs. Effective Federal Funds Rate 1.84% 1.13% 1.06% 1.09% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 5.12% 5.08% 5.06% 0.71% 0.67% 0.61% 0.60% 0.62% 0.55% 0.58% 4.83% Sep-23 Oct-23 Nov-23 Dec-23 Jan-24 Feb-24 Mar-24 4.65% 4.57% 4.33% 4.10% 3.78% 3.08% 2.56% 2.33% 1.68% 1.21% .81% 0.77% .72% .68% .64% .63% .59% .56% .53% .48% .41% .36% 0.33% .28% .21% 0.20% .19% .11% .09% 0.08% 0.08% .07% .08% .04% .05% .05% ..04% .04% Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 Total Cost of Deposits EFFR cbbank.com 48

Non-Maturity Deposits: Avg Month Trend MoM % Change 1.3% Excl. Largest Depositor .7% Nov-23 Dec-23 Jan-24 Feb-24 Mar-24 (.5%) (1.3%) (2.1%) $11,986 $11,854 $11,648 $11,330 $11,163 $11,075 1.5% 0.8% -1.1% -1.7% -4.9% Oct-23 Nov-23 Dec-23 Jan-24 Feb-24 Mar-24 Non-Maturity Deposits % Change NMD cbbank.com 49 Millions

Net Interest Income and NIM ($ in Millions) 4.34% 4.30% 4.18% 4.01% $125.7 3.91% $123.4 $119.5 $119.4 $112.5 3.45% 3.31% 3.26% 3.22% 3.10% 1.31% 1.09% 0.92% 0.83% 0.49% Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Earning Asset Yield Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Net Interest Margin Cost of Funds cbbank.com 50

Net Interest Margin Trend CVBF KRX 4.49% 4.40% 4.39% 4.34% 4.24% 4.08% 4.06% 3.82% 3.70% 3.69% 3.78% 3.74% 3.73% 3.50% 3.69% 3.69% 3.45% 3.64% 3.63% 3.58% 3.34% 3.33% 3.31% 3.29% 3.49% 3.26% 3.46% 3.45% 3.18% 3.16% 3.10% 3.06% 3.25% 3.22% 3.21% 3.20% 3.17% 2.96% 3.16% 2.92% 3.12% 2.90% 3.04% 2.98% 2.89% 2.89% 2.79% Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 51

Appendix Non-GAAP Reconciliation cbbank.com

Loans by Type C&I CRE Owner $0.96B 27.5% Commercial and industrial 11.0% Dairy & livestock and agribusiness 4.0% CRE $6.72B SFR mortgage 3.2% SBA 3.1% Municipal lease finance receivable 0.8% CRE Non-Owner 49.1% Construction 0.7% Consumer and other Other loans $1.09B 0.6% cbbank.com 53

Loan Trends ($ in Millions) Q1 2024 vs Q1 2023 $8,942 $8,907 $8,905 $8,878 $8,771 Total ($172) 2% decline $6,950 $6,904 CRE ($230) $6,843 $6,785 $6,721 3% decline C&I $65 $970 7% increase $963 $956 $938 $898 $749 $745 $738 $735 Other ($51) $786 D&L and $351 $352 $298 Agribus. $44 $413 $308 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 *Other includes other loan segments that are not listed above, such as Construction, SFR Mortgage, and SBA. cbbank.com 54

Loans by Region # of Average Center Total Loans Loans per % Locations (3/31/24) Location ($ in Thousands) (3/31/24) Los Angeles County 21 $ 152,575 $ 3,204,076 36.5% Central Valley and Sacramento 15 138,443 2,076,644 23.7% Orange County 10 115,412 1,154,124 13.2% Inland Empire 9 111,387 1,002,479 11.4% (Riverside & San Bernardino Counties) Central Coast 5 95,614 478,068 5.4% San Diego 2 168,087 336,174 3.8% Other California 153,797 1.8% Out of State 365,351 4.2% Total 62 $ 141,463 $ 8,770,713 100.0% cbbank.com 55

Deposits by Region Average # of Center Total Deposits Total Deposits Deposits per Locations (12/31/23)) (3/31/24) Center (3/31/24) (12/31/23) ($ in Thousands) Los Angeles County 21 $ 4,526,390 $4,746,731 $226,035 Inland Empire 9 (Riverside & San Bernardino 3,217,378 3,681,925 409,103 Counties) Central Valley and Sacramento 15 1,907,336 1,777,225 118,482 Orange County 10 1,595,483 1,498,701 149,870 Central Coast 5 369,243 354,228 70,846 San Diego 2 89,453 111,831 55,916 Total 62 $ 11,705,284 $12,170,641 $196,301 *Includes Customer Repurchase Agreements. cbbank.com 56

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP)

The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

	For the Year Ended December 31,				Three Months Ended		
	2020	2021	2022	2023	March 31, 2023	December 31, 2023	March 31, 2024
Net Income	$ 177,159	$ 212,521	$ 235,425	$ 221,435	$ 59,270	$ 48,508	$ 48,599
Add: Amortization of intangible assets	9,352	8,240	7,566	6,452	1,720	1,446	1,438
Less: Tax effect of amortization of intangible assets [1]	(2,765)	(2,436)	(2,237)	(1,907)	(508)	(427)	(425)
Tangible net income	$ 183,746	$ 218,325	$ 240,754	$ 225,980	$ 60,482	$ 49,527	$ 49,612
Average stockholders' equity	$ 1,991,664	$ 2,063,360	$ 2,066,463	$ 2,006,882	$ 1,978,244	$ 1,994,150	$ 2,098,868
Less: Average goodwill	(663,707)	(663,707)	(764,143)	(765,822)	(765,822)	(765,822)	(765,822)
Less: Average intangible assets	(38,203)	(29,328)	(25,376)	(18,434)	(20,983)	(15,993)	(14,585)
Average tangible common equity	$ 1,289,754	$ 1,370,325	$ 1,276,944	$ 1,222,626	$ 1,191,439	$ 1,212,335	$ 1,318,461
Return on average equity, annualized [2]	8.90%	10.30%	11.39%	11.03%	12.15%	9.65%	9.31%
Return on average tangible common equity, annualized [2]	14.25%	15.93%	18.85%	18.48%	20.59%	16.21%	15.13%

[1] Tax effected at respective statutory rates.

[2] Annualized where applicable.

cbbank.com

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Reconciliation of PTPP Return on Average Assets (Non-GAAP) The Pretax-pre provision income (“PTPP”) return on average assets is a non-GAAP disclosure. We use certain non- GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements. Year Ended December 31, Three Months Ended March 31, December 31, March 31, 2020 2021 2022 2023 2023 2023 2024 (Dollars in thousands) Net Income $ 1 77,159 $ 2 12,521 $ 2 35,425 $ 221,435 $ 59,270 $ 48,508 $ 48,599 Add: Provision for(recapture of) credit losses 23,500 (25,500) 10,600 2,000 1,500 (2,000) - Add: Income tax expense 72,361 85,127 92,922 93,999 23,279 26,081 18,204 Pretax-pre provision income $ 2 73,020 $ 2 72,148 $ 3 38,947 $ 317,434 $ 84,049 $ 72,589 $ 66,803 Average total assets $ 12,929,813 $ 15,350,521 $ 16,911,661 $ 16,346,172 $ 16,313,136 $ 16,169,125 $ 16,205,413 Return on average assets [1] 1.37% 1.38% 1.39% 1.35% 1.47% 1.19% 1.21% PTPP Return on average assets [1] 2.11% 1.77% 2.00% 1.94% 2.09% 1.78% 1.66% [1] Annualized where applicable. cbbank.com 58

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